Exhibit 10.3

SECURITY AGREEMENT

As of January 30, 2008, Company and Bank (as herein defined), in consideration of the premises, and the covenants and agreements contained herein, hereby mutually agree as follows:

1.	DEFINITIONS

“Account”, “Chattel Paper”, “Commercial Tort Claim”, “Consumer Goods”, “Deposit Account”, “Document”, “Farm Products”, “General Intangible”, “Goods”, “Health Care Receivable”, “Instrument”, “Investment Property”, “Letter of Credit Rights”, “Payment Intangible”, and “Proceeds”, have the meanings as set forth in Ohio Revised Code Chapter 1309, including any amendments thereof and any substitutions therefore, which definitions are hereby incorporated by reference as though fully rewritten herein.

“Account Debtor” means the Person who is obligated on an Account Receivable.

“Account Receivable” means:

(a)	any Account, account receivable, Health Care Receivable, Payment Intangible, and to the extent evidencing the right to payment of a monetary obligation, any Chattel Paper, Document, or Instrument owned, acquired, or received by a Person,

(b)	any other indebtedness owed to or receivable owned, acquired, or received by a Person of whatever kind and however evidenced, and

(c)	any right, title, and interest in a Person’s Goods that were sold, leased, or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

(1)	any rights of stoppage in transit of a Person’s sold, leased, or furnished Goods,

(2)	any rights to reclaim a Person’s sold, leased, or furnished Goods, and

(3)	any rights a Person has in such sold, leased, or furnished Goods that have been returned to or repossessed by that Person.

“Accounts Receivable Collection Account” means a commercial Deposit Account which may be maintained by Company with Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed, and observed in full.

“Bank” means FIFTH THIRD BANK, an Ohio banking corporation whose principal office is located at 121 South Main Street, Akron, Ohio 44308.

“Borrowers” means Quatech, Inc. and DPAC Technologies Corp.

“Cash Security” means all cash, Instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which Company presently has or may hereafter have any claim, that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Bank.

“Collateral” means all of the Company’s personal property assets, including, without limitation:

(a)	all of Company’s Accounts Receivable, whether now owned or hereafter acquired or received by Company,

(b)	all of Company’s Inventory, whether now owned or hereafter acquired by Company,

(c)	all of Company’s Equipment, whether now owned or hereafter acquired by Company, including but not limited to the vehicles listed on attached Exhibit A,

(d)	all of Company’s Cash Security,

(e)	all of Company’s General Intangibles and other personal property and rights, whether now owned or hereafter acquired by Company, including but not limited to Deposit Accounts, Instruments (including promissory notes), Chattel Paper, Documents, Investment Property, Letter of Credit Rights, Commercial Tort Claims, trademarks, tradenames, patents, copyrights, tax refunds, choses in action and contract rights, and

(f)	all of the Proceeds, products, profits, and rents of Company’s Accounts Receivable, Inventory, Equipment, Cash Security, General Intangibles, and other Collateral, and all books and records, including computer software, used in connection with any of the Collateral.

“Company” means QUATECH, INC., a corporation organized under the laws of the State of Ohio.

“Company’s Headquarters” means the location of:

(a)	Company’s place of business, if there is only one such place of business, or

(b)	if there is more than one place of business, the place (1) from which Company manages the main part of its business operations, and (2) where Persons dealing with Company would normally look for credit information.

“Equipment” means:

(a)	any equipment, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs, and molds and any warranty and other claims against the vendor or supplier of such equipment,

(b)	all Goods that are used or bought for use primarily in a Person’s business,

(c)	all Goods that are not Consumer Goods, Farm Products, or Inventory, and

(d)	all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to the foregoing.

“Event of Default” means the occurrence of any of the events set forth in Section 7 of the Security Agreement.

“Inventory” means:

(a)	any inventory,

(b)	all Goods that are raw materials,

(c)	all Goods that are work in process,

(d)	all Goods that are materials used or consumed in the ordinary course of a Person’s business,

(e)	all Goods that are, in the ordinary course of a Person’s business, held for sale or lease or furnished or to be furnished under contracts of service, and

(f)	all substitutes and replacements for, and parts, accessories, additions, attachments, or accessions to (a) to (e) above.

“Loan Agreement” means the Credit Agreement by and among the Borrowers and the Bank, dated of even date herewith, and including any partial or total amendment, renewal, restatement, extension, or substitution of any such agreement.

“Obligations” means any of the following obligations, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, originally contracted with Bank or another Person, and now or hereafter owing to or acquired in any manner partially or totally by Bank or in which Bank may have acquired a participation, contracted by Company alone or jointly or severally with another Person:

(a)	any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with Bank (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to, the Security Agreement, the Loan Agreement, the Promissory Note, any other loan agreements, interest rate hedge agreements, letter agreements, letter of credit agreements, advance agreements, indemnity agreements, guaranties, lines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, Instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefore;

(b)	any and all claims of whatever kind of Bank against Company, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Company to Bank in connection with any Instrument deposited with or purchased by Bank;

(c)	any and all of Bank’s Related Expenses.

“Organization” and “Person” have the meanings as set forth in Ohio Revised Code Section 1301.01, including any amendments thereof and any substitutions therefore, which definitions are hereby incorporated by reference as though fully rewritten herein.

“Permitted Purchase Money Liens” means purchase money security interests incurred by the Company to an obligor other than the Bank, provided that (A) they are confined to the property acquired, (B) the indebtedness secured thereby does not exceed the total cost of the purchase, construction, or improvement of the subject asset, (C) any such indebtedness, if repaid in whole or in part, cannot be reborrowed, D) the Bank has been given the right of first refusal to finance such transaction, and (E) the aggregate dollar amount of all such security interests at any time outstanding shall not exceed $ 100,000.00.

“Potential Default” shall mean any condition, action, or failure to act, which, with the passage of time, service of notice, or both, will constitute an Event of Default under this Security Agreement or under the Loan Agreement.

“Promissory Note” means, collectively, the note issued under the Loan Agreement, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of or for any of such notes.

“Related Expenses” means any and all reasonable out of pocket costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorney’s fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Bank in any attempt by Bank:

(a)	to obtain, preserve, perfect, or enforce the security interest evidenced by (i) the Security Agreement, or (ii) any other pledge agreement, mortgage deed, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of Bank,

(b)	to obtain payment, performance, and observance of any and all of the Obligations,

(c)	to maintain, insure, collect, preserve, or upon any Event of Default, repossess and dispose of any of the Collateral, or

(d)	incidental or related to (a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the rate payable upon the Promissory Note, but in no event greater than the highest rate permitted by law.

“Security Agreement” means this agreement between Company and Bank, and including any partial or total amendment, renewal, restatement, extension, or substitution of or for such agreement.

2.	SECURITY INTEREST IN COLLATERAL

In consideration of and as security for the full and complete payment, performance, and observance of all Obligations, Company does hereby (a) grant to Bank a security interest in the Collateral, and (b) collaterally assign to Bank all of its right, title, and interest (including, without limitation, all rights to payment) arising under or with respect to all of Company’s Accounts Receivable, whether now owned or hereafter acquired or received by Company, but not including any duty, obligation, or liability of Company with respect thereto; provided, however, the Bank’s lien on any Collateral that is subject to a Permitted Purchase Money Lien shall not take effect until such Permitted Purchase Money Lien is no longer in effect if the documents relating to such Permitted Purchase Money Lien prohibit any other liens on such Collateral.

Company agrees to execute such financing statements and to take whatever other actions are reasonably requested by Bank to perfect and continue Bank’s security interest in the Collateral. Upon request of Bank, Company will deliver to Bank any and all of the documents evidencing or constituting the Collateral, and Company will note Bank’s interest upon any and all chattel paper if not delivered to Bank for possession by Bank. Company hereby appoints Bank as its irrevocable attorney-in-fact for the purpose of executing or filing any documents necessary to grant, perfect, or continue the security interest granted in this Agreement. Bank may at any time, and without further authorization from Company, file an original, carbon, photographic, or other reproduction of any financing statement or of this Agreement for use as a financing statement. Company will reimburse Bank for all reasonable expenses for the perfection and the continuation of the perfection of Bank’s security interest in the Collateral. Company promptly will notify Bank before any change in Company’s name including any change to the assumed business names of Company. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Company may not be indebted to Bank.

3.	WARRANTIES

Company represents and warrants to Bank (which representations and warranties shall survive the execution and the delivery of the Promissory Note, and the extension of credit) that:

(a)	The execution, delivery, and performance hereof are within Company’s corporate powers, have been duly authorized, and are not in contravention of law or the terms of Company’s articles of incorporation, regulations, or of any indenture, agreement, or undertaking to which Company is party or by which it is or may be bound;

(b)	Except for any security interest granted to or in favor of Bank, any Permitted Purchase Money Lien, or any lien permitted by the Loan Agreement, Company is, and as to Collateral to be acquired after the date hereof will be, the owner of the Collateral free from any claim, lien, encumbrance, or security interest of any type, and Company agrees that it will defend, at its sole expense, the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein;

(c)	Subject to any limitation stated herein or in connection herewith, all information furnished to Bank concerning Company or the Collateral, is or will be at the time such information is furnished, complete, accurate, and correct in all material respects;

(d)	Company is the lawful owner of and has full and unqualified right to transfer a security interest in all of the Collateral to Bank. Such Collateral is not and will not, so long as Company has any Obligations to Bank, be subject to any financing statement, encumbrance, claim, lien, or security interest of any type except any granted to or in favor of Bank, except for any Permitted Purchase Money Lien or any lien permitted by the Loan Agreement;

(e)	Company’s Headquarters is 5765 Hudson Industrial Parkway, Hudson Ohio 44236;

(f)	Company’s state of formation and registration number are: Ohio—Registration Number 1145301.

4.	COVENANTS

Company undertakes, covenants, and agrees that, until the full and complete payment, performance, and observance of all Obligations, Company:

(a)	shall promptly provide Bank with prior written notification of:

(1)	any change in Company’s name, and

(2)	any change in Company’s Headquarters;

(b)	shall at all reasonable times upon reasonable notice (except that no notice is required upon the occurrence of and during the continuance of an Event of Default or Potential Default) allow Bank by or through any of its officers, agents, employees, attorneys, or accountants to:

(1)	examine, inspect, and make extracts from Company’s books and other records,

(2)	examine and inspect Company’s Inventory and Equipment wherever located, and

(3)	arrange for verification of Company’s Accounts Receivable, under reasonable procedures in conjunction with the Company, except upon the occurrence of and during the continuance of an Event of Default or Potential Default the Bank may contact Account Debtors directly;

(c)	shall promptly furnish to Bank upon request:

(1)	additional information and statements with respect to the Collateral,

(2)	Company’s Instruments, Chattel Paper, Documents, and any other writings relating to or evidencing any of Company’s Accounts Receivable (including, without limitation, computer printouts or typewritten reports listing the current mailing address of all present Account Debtors), and

(3)	any other writings and information Bank may reasonably request;

(d)	shall upon the request of Bank promptly take such action and promptly make, execute, and deliver all such additional and further items, deeds, assurances, and instruments as Bank may require, including, without limitation, financing statements, so as to completely vest in and ensure to Bank its rights hereunder and in and to the Collateral;

(e)	if any of Company’s Accounts Receivable arise out of contracts with or orders from the United States or any of its departments, agencies, or instrumentalities, shall, upon the request of the Bank, thereafter immediately notify Bank in writing of same and shall execute any writing or take any action required by Bank with reference to the Federal Assignment of Claims Act;

(f)	hereby authorizes Bank or Bank’s designated agent (but without obligation by Bank to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Event of Default), and Company shall promptly repay, reimburse, and indemnify Bank for any and all Related Expenses; provided, however, that Bank shall give Company reasonable notice that it intends to incur any such Related Expenses (except that no notice is required upon the occurrence of and during the continuance of an Event of Default or Potential Default);

(g)	shall not grant any consensual or permit to exist any non-consensual mortgage, encumbrance, security interest, or other lien upon any Collateral except any granted to or in favor of Bank or as otherwise expressly permitted by this Agreement, the Loan Agreement, or the Bank in writing;

(h)	shall not sell, lease, transfer, assign, encumber or otherwise dispose of any Collateral in excess of $ 100,000.00 in any fiscal year, except in the ordinary course of business; if any such permitted sale involves a titled piece of equipment, absent the occurrence and during the continuance of any Event of Default, the Bank agrees to release its lien on such Equipment and return to the Company the title of any such titled Equipment.

(i)	shall not permit uninsured loss, damage, theft or destruction of any Collateral in excess of $ 100,000.00 in any fiscal year, nor permit levy, seizure, or attachment to, of, or upon any of the Collateral or any attempt to accomplish the foregoing; and

(j)	shall not use any Collateral in material violation of any applicable statute, ordinance, or regulation.

(k)	to the extent that any of the Collateral consists of vehicles or other titled property, shall deliver original certificate(s) of title for such Collateral, properly endorsed to show the Bank’s lien, and shall take whatever action the Bank requests necessary to permit the Bank to perfect its security interest in any vehicle titled outside the state of Ohio.

5.	COLLECTIONS AND RECEIPT OF PROCEEDS

(a)	Upon the occurrence and during the continuance of any Event of Default, after written notification thereof to Company, Bank, or Bank’s designated agent, shall have the right and power (as Company’s hereby constituted and appointed attorney-in-fact), which, being coupled with an interest, shall remain irrevocable until all Obligations are fully and completely paid, performed, and observed, at any time to:

(1)	notify the Account Debtors on any or all of Company’s Accounts Receivable of the Bank’s security interest in and assignment of those Accounts Receivable upon which the respective Account Debtors are liable, and to request from such Account Debtors, in Bank’s name or in Company’s name, information concerning the Accounts Receivable and amounts owing thereon,

(2)	notify purchasers of any or all of Company’s Inventory of Bank’s security interest therein, and to request from such Persons, at any time, in Bank’s name or in Company’s name, information concerning Company’s Inventory and the amounts owing thereon by such purchasers,

(3)	notify and require the Account Debtors on any or all of Company’s Accounts Receivable to make payment upon such Accounts Receivable directly to Bank,

(4)	notify and require purchasers of Company’s Inventory to make payment of their indebtedness directly to Bank,

(5)	receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in Bank’s name or Company’s name, any and all of Company’s cash, Instruments, Chattel Paper, Documents, Proceeds of Accounts Receivable, Proceeds of Inventory, collections of Accounts Receivable, and any other writings relating to any of the Collateral theretofore collected, received or retained by Company pursuant to Subsection 5(b) below or thereafter collected, received, or retained by Company,

(6)	require Company to open and maintain an Accounts Receivable Collection Account,

(7)	cause all remittances representing all collections and all Proceeds of Company’s Accounts Receivable and Inventory to be mailed to a lock box in Cleveland, Ohio, to which Bank shall have access for the processing of such items in accordance with the provisions, terms, and conditions of Bank’s customary lock box agreement. And

(8)	take such other action with respect to any or all of the Collateral, in such manner and at such times, as Bank may deem advisable, including, without limitation, the following: collection, legal proceedings, compromises, settlements, adjustments, extensions, postponements, exchanges, releases, and sales.

Bank may, in its sole discretion, at any time and from time to time, apply all or any portion of the collected balance in the Accounts Receivable Collections Account (allowing two (2) days for collection and clearance of remittances) as a credit against Company’s outstanding obligations. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against Bank on its warranties of collection, Bank may charge the amount of such item against the Accounts Receivable Collections Account or any other Deposit Account maintained by Company with Bank, and, in any event, retain same and Company’s interest therein as additional security for the Obligations. Bank may, in its sole discretion, at any time and from time to time, release funds from the Accounts Receivable Collections Account to Company for use in Company’s business. Company may withdraw the balance in the Accounts Receivable Collections Account upon termination of the Security Agreement in accordance with Subsection 9(d).

(b)	With respect to Company’s Instruments, Documents, and Chattel Paper, upon the occurrence and during the continuance of any Event of Default, after written request from Bank, Company shall immediately deliver or cause to be delivered to Bank all of Company’s Instruments, Chattel Paper, and Documents, appropriately endorsed either, at Bank’s option, (i) to Bank’s order, without limitation or qualification, or (ii) for deposit in the Accounts Receivable Collection Account. Bank, or Bank’s designated agent, is hereby constituted and appointed Company’s attorney-in-fact with authority and power to so endorse any and all Instruments, Documents, and Chattel Paper upon Company’s failure to do so. Such authority and power, being coupled with an interest, shall be (i) irrevocable until all Obligations are paid, performed, and observed in full, (ii) exercisable by Bank at any time and without any request upon Company by Bank to so endorse, and (iii) exercisable in Bank’s name or Company’s name. Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Bank shall not be bound or obligated to take any action to preserve any rights in the foregoing against any prior parties thereto.

(c)	Except as otherwise provided in Subsections 5(a) or 5(b), Company is authorized (1) to collect and enforce, by all lawful means, all of Company’s Accounts Receivable, and (2) to receive and retain, by all lawful means, any and all Proceeds of all of Company’s Accounts Receivable and Inventory. The lawful collection and enforcement of all of Company’s Accounts Receivable and the lawful receipt and retention by Company of all Proceeds of all of Company’s Accounts Receivable and Inventory shall be as Bank’s agent.

6.	INSURANCE AND USE OF INVENTORY AND EQUIPMENT

(a)	Until any Event of Default:

(1)	Company may retain possession of and use its Equipment and Inventory in any lawful manner not inconsistent with any applicable terms, conditions, and provisions of:

(i)	the Security Agreement, and

(ii)	any insurance policy thereon.

(2)	Company may sell or lease its Inventory in the ordinary course of business; provided, however, that a sale or lease in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt, except for transfers in satisfaction of partial or total purchase money prepayments by a buyer in the ordinary course of Company’s business.

(3)	Company may use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on Company’s business.

(b) Company shall obtain, and at all times maintain, insurance upon its Inventory and Equipment in such form, written by such companies, in such amounts, for such period, and against such risks as may be reasonably acceptable to Bank, with provisions reasonably satisfactory to Bank for payment of all losses thereunder to Bank and Company as their interests may appear (loss payable endorsement in favor of Bank), and, if required by Bank, Company will deliver copies of the policies with Bank. Any such policies of insurance shall provide for no less than thirty (30) days’ prior written cancellation notice to Bank. Company shall promptly provide notice to the Bank of any loss or damage to the Collateral in excess of $ 25,000.00. Company shall use any sums payable under the insurance polices for loss or damage to the Collateral for the purpose of replacing, repairing, or restoring the Collateral. Notwithstanding the foregoing, in the event that there is any loss or damage to the Collateral, upon written notice from Company to Bank, the Company will have the right to apply the proceeds of insurance to the restoration or repair of the Collateral only as long as:

•

at the time of such loss or damage and during the 60 day period described below there has neither occurred and is continuing any Event of Default or any Potential Default hereunder or under the Loan Agreement or the Promissory Note,

•	such repair or replacement is expected to be completed and is completed no more than 60 days from the date of loss or damage to the property, and

•

if the estimated cost of repair or replacement as determined by the Bank in its sole discretion will exceed $ 100,000.00, any insurance proceeds that are made available directly to the Company will be deposited in an escrow account with the Bank and made available to the Company in accordance with the Bank’s customary disbursement procedures.

Company hereby assigns to Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason and directs the insurers to pay Bank any amount so due if the Bank advises the insurer that there has occurred and is continuing any Event of Default or Potential Default hereunder. Bank, or Bank’s designated agent, is hereby constituted and appointed Company’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default or Potential Default hereunder or under the Loan Agreement or the Promissory Note (either in the name of Company or in the name of the Bank) to make adjustments of all insurance losses, sign all applications, receipts, releases, and other papers necessary for the collection of any such loss, and any return of unearned premium, execute proof of loss, make settlements, and endorse and collect all Instruments payable to Company or issued in connection therewith. Notwithstanding any action by Bank hereunder, Company hereby expressly assumes any and all risk of loss or damage to Company’s Inventory and Equipment to the extent of any and all deficiencies in the effective insurance coverage.

7.	EVENTS OF DEFAULT

Upon the occurrence and during the continuance of any one or more of the following Events of Default, any and all Obligations shall, at the option of Bank and notwithstanding any period of time permitted or allowed by any writing evidencing an Obligation, become immediately due and payable without notice, demand, protest, or presentment, all of which are hereby expressly waived by Company:

(a)	Subject to any applicable grace period, the occurrence of an event of default under the terms of the Loan Agreement, or

(b)	Subject to any applicable grace period, failure of Company to perform or observe any covenant or agreement contained in this Security Agreement or any representation or warranty made herein by Company is incorrect or misleading in any material respect when made.

8.	RIGHTS AND REMEDIES UPON EVENT OF DEFAULT

Upon the occurrence of any such Event of Default and at all times thereafter, Bank shall have the rights and remedies of a secured party under the Ohio Uniform Commercial Code in addition to the rights and remedies provided elsewhere within the Security Agreement or in any other writing executed by Company. Bank may require Company to assemble the Collateral and make it available to Bank at a reasonably convenient place to be designated by Bank. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Bank will give Company reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed in accordance with Section 9(b) hereof, at least ten (10) days before the time of the public sale or the time after which any private sale or other intended disposition thereof is to be made. At any such public or private sale, Bank may purchase the Collateral. After deduction for Bank’s Related Expenses, the residue of any such sale shall be applied in satisfaction of the Obligations in such order of preference as Bank may determine. Any excess, to the extent permitted by law, shall be paid to Company, and Company shall remain liable for any deficiency.

9.	GENERAL

(a)	If any provisions of this Security Agreement, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Security Agreement, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

(b)	Bank shall not be deemed to have waived any of Bank’s rights hereunder or under any other writing executed by Company unless such waiver is in writing and signed by Bank. No delay or omission on part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Bank’s rights and remedies, whether evidenced hereby or by any other writing shall be cumulative and may be exercised singularly or concurrently. Any written demands, written requests, or written notices to Company that Bank may elect to give shall be effective on first attempted delivery when deposited for delivery, postage prepaid, by U.S. mail, and addressed either, at Bank’s option, to (1) Company’s Headquarters set forth in Subsection 3(e) of the Security Agreement (as modified by any change therein which Company has supplied in writing to Bank) or (2) Company’s address at which Bank customarily communicates with Company. If at any time or times, by assignment or otherwise, Bank transfers any of the Obligations or any part of the Collateral to another person, such transfer shall carry with it Bank’s powers and rights under this Agreement with respect to the obligation or Collateral so transferred and the transferee shall have said powers and rights, whether or not they are specifically referred to in the transfer. To the extent that Bank retains any other of the Obligations or any part of the Collateral, Bank will continue to have the rights and powers herein set forth with respect thereto.

(c)	The laws of the State of Ohio, without regard to principles of conflict of laws, shall govern the construction of the Security Agreement (including, without limitation, any terms not specifically defined in the Security Agreement that may be so specifically defined pursuant to Ohio Revised Code Chapter 1309, and including any amendments thereof or any substitution therefore) and the rights and duties of the parties hereto. Company agrees that Bank may make a photocopy of the Security Agreement in the ordinary course of business and such photocopy may be used in place of the original of the Security Agreement. A carbon, photographic or other reproduction of the Security Agreement may be used as a financing statement. The Security Agreement shall be binding upon and inure to the benefit of Company and Bank and their respective successors and assigns. The rights and powers herein given to the Bank are in addition to those otherwise created or existing in the same Collateral by virtue of other agreements or writings.

(d)	The term of the Security Agreement shall commence with the date hereof and shall continue until terminated by either Company or Bank. Company may terminate the Security Agreement by giving Bank not less than ten (10) days prior written notice thereof and by paying, performing, and observing all of the Obligations in full on or before such termination date.

(e)	In the Security Agreement, unless the context otherwise requires, words in the singular number include the plural and words in the plural number include the singular.

(f)	Company hereby releases Bank from and agrees to indemnify and hold harmless Bank, and its officers, agents, and employees for any and all claims of Company or any other Person for damage or loss caused by any act or acts hereunder or in furtherance hereof whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact (except gross negligence or willful misconduct) on the part of Bank, or its officers, agents, and employees.

COMPANY, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK AND COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE SECURITY AGREEMENT, ANY AMENDMENT THERETO, OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED AND DELIVERED BY COMPANY TO BANK.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed on the day and year first above written.

COMPANY:		BANK:
QUATECH, INC.		FIFTH THIRD BANK

By:	/s/ Steven D. Runkel	By:	/s/ Michael H. Babb
	Steve Runkel, Chief Executive Officer		Michael H. Babb, Vice President

SECURITY AGREEMENT

As of January 30, 2008, Company and Bank (as herein defined), in consideration of the premises, and the covenants and agreements contained herein, hereby mutually agree as follows:

1.	DEFINITIONS

“Account”, “Chattel Paper”, “Commercial Tort Claim”, “Consumer Goods”, “Deposit Account”, “Document”, “Farm Products”, “General Intangible”, “Goods”, “Health Care Receivable”, “Instrument”, “Investment Property”, “Letter of Credit Rights”, “Payment Intangible”, and “Proceeds”, have the meanings as set forth in California Uniform Commercial Code, including any amendments thereof and any substitutions therefore, which definitions are hereby incorporated by reference as though fully rewritten herein.

“Account Debtor” means the Person who is obligated on an Account Receivable.

“Account Receivable” means:

(a)	any Account, account receivable, Health Care Receivable, Payment Intangible, and to the extent evidencing the right to payment of a monetary obligation, any Chattel Paper, Document, or Instrument owned, acquired, or received by a Person,

(b)	any other indebtedness owed to or receivable owned, acquired, or received by a Person of whatever kind and however evidenced, and

(c)	any right, title, and interest in a Person’s Goods that were sold, leased, or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

(1)	any rights of stoppage in transit of a Person’s sold, leased, or furnished Goods,

(2)	any rights to reclaim a Person’s sold, leased, or furnished Goods, and

(3)	any rights a Person has in such sold, leased, or furnished Goods that have been returned to or repossessed by that Person.

“Accounts Receivable Collection Account” means a commercial Deposit Account which may be maintained by Company with Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed, and observed in full.

“Bank” means FIFTH THIRD BANK, an Ohio banking corporation whose principal office is located at 121 South Main Street, Akron, Ohio 44308.

“Borrowers” means Quatech, Inc. and DPAC Technologies Corp.

“Cash Security” means all cash, Instruments, Deposit Accounts, and other cash equivalents, whether matured or unmatured, whether collected or in the process of collection, upon which Company presently has or may hereafter have any claim, that are presently or may hereafter be existing or maintained with, issued by, drawn upon, or in the possession of Bank.

“Collateral” means all of the Company’s personal property assets, including, without limitation:

(a)	all of Company’s Accounts Receivable, whether now owned or hereafter acquired or received by Company,

(b)	all of Company’s Inventory, whether now owned or hereafter acquired by Company,

(c)	all of Company’s Equipment, whether now owned or hereafter acquired by Company, including but not limited to the vehicles listed on attached Exhibit A,

(d)	all of Company’s Cash Security,

(e)	all of Company’s General Intangibles and other personal property and rights, whether now owned or hereafter acquired by Company, including but not limited to Deposit Accounts, Instruments (including promissory notes), Chattel Paper, Documents, Investment Property, Letter of Credit Rights, Commercial Tort Claims, trademarks, tradenames, patents, copyrights, tax refunds, choses in action and contract rights, and

(f)	all of the Proceeds, products, profits, and rents of Company’s Accounts Receivable, Inventory, Equipment, Cash Security, General Intangibles, and other Collateral, and all books and records, including computer software, used in connection with any of the Collateral.

“Company” means DPAC TECHNOLOGIES CORP., a corporation organized under the laws of the State of California.

“Company’s Headquarters” means the location of:

(a)	Company’s place of business, if there is only one such place of business, or

(b)	if there is more than one place of business, the place (1) from which Company manages the main part of its business operations, and (2) where Persons dealing with Company would normally look for credit information.

“Equipment” means:

(a)	any equipment, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs, and molds and any warranty and other claims against the vendor or supplier of such equipment,

(b)	all Goods that are used or bought for use primarily in a Person’s business,

(c)	all Goods that are not Consumer Goods, Farm Products, or Inventory, and

(d)	all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to the foregoing.

“Event of Default” means the occurrence of any of the events set forth in Section 7 of the Security Agreement.

“Inventory” means:

(a)	any inventory,

(b)	all Goods that are raw materials,

(c)	all Goods that are work in process,

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(d)	all Goods that are materials used or consumed in the ordinary course of a Person’s business,

(e)	all Goods that are, in the ordinary course of a Person’s business, held for sale or lease or furnished or to be furnished under contracts of service, and

(f)	all substitutes and replacements for, and parts, accessories, additions, attachments, or accessions to (a) to (e) above.

“Loan Agreement” means the Credit Agreement by and among the Borrowers and the Bank, dated of even date herewith, and including any partial or total amendment, renewal, restatement, extension, or substitution of any such agreement.

“Obligations” means any of the following obligations, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, originally contracted with Bank or another Person, and now or hereafter owing to or acquired in any manner partially or totally by Bank or in which Bank may have acquired a participation, contracted by Company alone or jointly or severally with another Person:

(a)	any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with Bank (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to, the Security Agreement, the Loan Agreement, the Promissory Note, any other loan agreements, interest rate hedge agreements, letter agreements, letter of credit agreements, advance agreements, indemnity agreements, guaranties, lines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, Instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefore;

(b)	any and all claims of whatever kind of Bank against Company, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Company to Bank in connection with any Instrument deposited with or purchased by Bank;

(c)	any and all of Bank’s Related Expenses.

“Organization” and “Person” have the meanings as set forth in the California Commercial Code, including any amendments thereof and any substitutions therefore, which definitions are hereby incorporated by reference as though fully rewritten herein.

“Permitted Purchase Money Liens” means purchase money security interests incurred by the Company to an obligor other than the Bank, provided that (A) they are confined to the property acquired, (B) the indebtedness secured thereby does not exceed the total cost of the purchase, construction, or improvement of the subject asset, (C) any such indebtedness, if repaid in whole or in part, cannot be reborrowed, D) the Bank has been given the right of first refusal to finance such transaction, and (E) the aggregate dollar amount of all such security interests at any time outstanding shall not exceed $ 100,000.00.

“Potential Default” shall mean any condition, action, or failure to act, which, with the passage of time, service of notice, or both, will constitute an Event of Default under this Security Agreement or under the Loan Agreement.

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“Promissory Note” means, collectively, the note issued under the Loan Agreement, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of or for any of such notes.

“Related Expenses” means any and all reasonable out of pocket costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorney’s fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Bank in any attempt by Bank:

(a)	to obtain, preserve, perfect, or enforce the security interest evidenced by (i) the Security Agreement, or (ii) any other pledge agreement, mortgage deed, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of Bank,

(b)	to obtain payment, performance, and observance of any and all of the Obligations,

(c)	to maintain, insure, collect, preserve, or upon any Event of Default, repossess and dispose of any of the Collateral, or

(d)	incidental or related to (a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the rate payable upon the Promissory Note, but in no event greater than the highest rate permitted by law.

“Security Agreement” means this agreement between Company and Bank, and including any partial or total amendment, renewal, restatement, extension, or substitution of or for such agreement.

2.	SECURITY INTEREST IN COLLATERAL

In consideration of and as security for the full and complete payment, performance, and observance of all Obligations, Company does hereby (a) grant to Bank a security interest in the Collateral, and (b) collaterally assign to Bank all of its right, title, and interest (including, without limitation, all rights to payment) arising under or with respect to all of Company’s Accounts Receivable, whether now owned or hereafter acquired or received by Company, but not including any duty, obligation, or liability of Company with respect thereto; provided, however, the Bank’s lien on any Collateral that is subject to a Permitted Purchase Money Lien shall not take effect until such Permitted Purchase Money Lien is no longer in effect if the documents relating to such Permitted Purchase Money Lien prohibit any other liens on such Collateral.

Company agrees to execute such financing statements and to take whatever other actions are reasonably requested by Bank to perfect and continue Bank’s security interest in the Collateral. Upon request of Bank, Company will deliver to Bank any and all of the documents evidencing or constituting the Collateral, and Company will note Bank’s interest upon any and all chattel paper if not delivered to Bank for possession by Bank. Company hereby appoints Bank as its irrevocable attorney-in-fact for the purpose of executing or filing any documents necessary to grant, perfect, or continue the security interest granted in this Agreement. Bank may at any time, and without further authorization from Company, file an original, carbon, photographic, or other reproduction of any financing statement or of this Agreement for use as a financing statement. Company will reimburse Bank for all reasonable expenses for the perfection and the continuation of the perfection of Bank’s security interest in the Collateral. Company promptly will notify Bank before any change in Company’s name including any change to the assumed business names of Company. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Company may not be indebted to Bank.

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3.	WARRANTIES

Company represents and warrants to Bank (which representations and warranties shall survive the execution and the delivery of the Promissory Note, and the extension of credit) that:

(a)	The execution, delivery, and performance hereof are within Company’s corporate powers, have been duly authorized, and are not in contravention of law or the terms of Company’s articles of incorporation, regulations, or of any indenture, agreement, or undertaking to which Company is party or by which it is or may be bound;

(b)	Except for any security interest granted to or in favor of Bank, any Permitted Purchase Money Lien, or any lien permitted by the Loan Agreement, Company is, and as to Collateral to be acquired after the date hereof will be, the owner of the Collateral free from any claim, lien, encumbrance, or security interest of any type, and Company agrees that it will defend, at its sole expense, the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein;

(c)	Subject to any limitation stated herein or in connection herewith, all information furnished to Bank concerning Company or the Collateral, is or will be at the time such information is furnished, complete, accurate, and correct in all material respects;

(d)	Company is the lawful owner of and has full and unqualified right to transfer a security interest in all of the Collateral to Bank. Such Collateral is not and will not, so long as Company has any Obligations to Bank, be subject to any financing statement, encumbrance, claim, lien, or security interest of any type except any granted to or in favor of Bank, except for any Permitted Purchase Money Lien or any lien permitted by the Loan Agreement;

(e)	Company’s Headquarters is 5765 Hudson Industrial Parkway, Hudson Ohio 44236;

(f)	Company’s state of formation and registration number are: California—Registration Number C1210364.

4.	COVENANTS

Company undertakes, covenants, and agrees that, until the full and complete payment, performance, and observance of all Obligations, Company:

(a)	shall promptly provide Bank with prior written notification of:

(1)	any change in Company’s name, and

(2)	any change in Company’s Headquarters;

(b)	shall at all reasonable times upon reasonable notice (except that no notice is required upon the occurrence of and during the continuance of an Event of Default or Potential Default) allow Bank by or through any of its officers, agents, employees, attorneys, or accountants to:

(1)	examine, inspect, and make extracts from Company’s books and other records,

(2)	examine and inspect Company’s Inventory and Equipment wherever located, and

(3)	arrange for verification of Company’s Accounts Receivable, under reasonable procedures in conjunction with the Company, except upon the occurrence of and during the continuance of an Event of Default or Potential Default the Bank may contact Account Debtors directly;

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(c)	shall promptly furnish to Bank upon request:

(1)	additional information and statements with respect to the Collateral,

(2)	Company’s Instruments, Chattel Paper, Documents, and any other writings relating to or evidencing any of Company’s Accounts Receivable (including, without limitation, computer printouts or typewritten reports listing the current mailing address of all present Account Debtors), and

(3)	any other writings and information Bank may reasonably request;

(d)	shall upon the request of Bank promptly take such action and promptly make, execute, and deliver all such additional and further items, deeds, assurances, and instruments as Bank may require, including, without limitation, financing statements, so as to completely vest in and ensure to Bank its rights hereunder and in and to the Collateral;

(e)	if any of Company’s Accounts Receivable arise out of contracts with or orders from the United States or any of its departments, agencies, or instrumentalities, shall, upon the request of the Bank, thereafter immediately notify Bank in writing of same and shall execute any writing or take any action required by Bank with reference to the Federal Assignment of Claims Act;

(f)	hereby authorizes Bank or Bank’s designated agent (but without obligation by Bank to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Event of Default), and Company shall promptly repay, reimburse, and indemnify Bank for any and all Related Expenses; provided, however, that Bank shall give Company reasonable notice that it intends to incur any such Related Expenses (except that no notice is required upon the occurrence of and during the continuance of an Event of Default or Potential Default);

(g)	shall not grant any consensual or permit to exist any non-consensual mortgage, encumbrance, security interest, or other lien upon any Collateral except any granted to or in favor of Bank or as otherwise expressly permitted by this Agreement, the Loan Agreement, or the Bank in writing;

(h)	shall not sell, lease, transfer, assign, encumber or otherwise dispose of any Collateral in excess of $ 100,000.00 in any fiscal year, except in the ordinary course of business; if any such permitted sale involves a titled piece of equipment, absent the occurrence and during the continuance of any Event of Default, the Bank agrees to release its lien on such Equipment and return to the Company the title of any such titled Equipment.

(i)	shall not permit uninsured loss, damage, theft or destruction of any Collateral in excess of $ 100,000.00 in any fiscal year, nor permit levy, seizure, or attachment to, of, or upon any of the Collateral or any attempt to accomplish the foregoing; and

(j)	shall not use any Collateral in material violation of any applicable statute, ordinance, or regulation.

(k)	to the extent that any of the Collateral consists of vehicles or other titled property, shall deliver original certificate(s) of title for such Collateral, properly endorsed to show the Bank’s lien, and shall take whatever action the Bank requests necessary to permit the Bank to perfect its security interest in any vehicle titled outside the state of California.

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5.	COLLECTIONS AND RECEIPT OF PROCEEDS

(a)	Upon the occurrence and during the continuance of any Event of Default, after written notification thereof to Company, Bank, or Bank’s designated agent, shall have the right and power (as Company’s hereby constituted and appointed attorney-in-fact), which, being coupled with an interest, shall remain irrevocable until all Obligations are fully and completely paid, performed, and observed, at any time to:

(1)	notify the Account Debtors on any or all of Company’s Accounts Receivable of the Bank’s security interest in and assignment of those Accounts Receivable upon which the respective Account Debtors are liable, and to request from such Account Debtors, in Bank’s name or in Company’s name, information concerning the Accounts Receivable and amounts owing thereon,

(2)	notify purchasers of any or all of Company’s Inventory of Bank’s security interest therein, and to request from such Persons, at any time, in Bank’s name or in Company’s name, information concerning Company’s Inventory and the amounts owing thereon by such purchasers,

(3)	notify and require the Account Debtors on any or all of Company’s Accounts Receivable to make payment upon such Accounts Receivable directly to Bank,

(4)	notify and require purchasers of Company’s Inventory to make payment of their indebtedness directly to Bank,

(5)	receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in Bank’s name or Company’s name, any and all of Company’s cash, Instruments, Chattel Paper, Documents, Proceeds of Accounts Receivable, Proceeds of Inventory, collections of Accounts Receivable, and any other writings relating to any of the Collateral theretofore collected, received or retained by Company pursuant to Subsection 5(b) below or thereafter collected, received, or retained by Company,

(6)	require Company to open and maintain an Accounts Receivable Collection Account,

(7)	cause all remittances representing all collections and all Proceeds of Company’s Accounts Receivable and Inventory to be mailed to a lock box in Cleveland, Ohio, to which Bank shall have access for the processing of such items in accordance with the provisions, terms, and conditions of Bank’s customary lock box agreement. and

(8)	take such other action with respect to any or all of the Collateral, in such manner and at such times, as Bank may deem advisable, including, without limitation, the following: collection, legal proceedings, compromises, settlements, adjustments, extensions, postponements, exchanges, releases, and sales.

Bank may, in its sole discretion, at any time and from time to time, apply all or any portion of the collected balance in the Accounts Receivable Collections Account (allowing two (2) days for collection and clearance of remittances) as a credit against Company’s outstanding obligations. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against Bank on its warranties of collection, Bank may charge the amount of such item against the Accounts Receivable Collections Account or any other Deposit Account maintained by Company with Bank, and, in any event, retain same and Company’s interest therein as additional

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security for the Obligations. Bank may, in its sole discretion, at any time and from time to time, release funds from the Accounts Receivable Collections Account to Company for use in Company’s business. Company may withdraw the balance in the Accounts Receivable Collections Account upon termination of the Security Agreement in accordance with Subsection 9(d).

(b)	With respect to Company’s Instruments, Documents, and Chattel Paper, upon the occurrence and during the continuance of any Event of Default, after written request from Bank, Company shall immediately deliver or cause to be delivered to Bank all of Company’s Instruments, Chattel Paper, and Documents, appropriately endorsed either, at Bank’s option, (i) to Bank’s order, without limitation or qualification, or (ii) for deposit in the Accounts Receivable Collection Account. Bank, or Bank’s designated agent, is hereby constituted and appointed Company’s attorney-in-fact with authority and power to so endorse any and all Instruments, Documents, and Chattel Paper upon Company’s failure to do so. Such authority and power, being coupled with an interest, shall be (i) irrevocable until all Obligations are paid, performed, and observed in full, (ii) exercisable by Bank at any time and without any request upon Company by Bank to so endorse, and (iii) exercisable in Bank’s name or Company’s name. Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Bank shall not be bound or obligated to take any action to preserve any rights in the foregoing against any prior parties thereto.

(c)	Except as otherwise provided in Subsections 5(a) or 5(b), Company is authorized (1) to collect and enforce, by all lawful means, all of Company’s Accounts Receivable, and (2) to receive and retain, by all lawful means, any and all Proceeds of all of Company’s Accounts Receivable and Inventory. The lawful collection and enforcement of all of Company’s Accounts Receivable and the lawful receipt and retention by Company of all Proceeds of all of Company’s Accounts Receivable and Inventory shall be as Bank’s agent.

6.	INSURANCE AND USE OF INVENTORY AND EQUIPMENT

(a)	Until any Event of Default:

(1)	Company may retain possession of and use its Equipment and Inventory in any lawful manner not inconsistent with any applicable terms, conditions, and provisions of:

(i)	the Security Agreement, and

(ii)	any insurance policy thereon.

(2)	Company may sell or lease its Inventory in the ordinary course of business; provided, however, that a sale or lease in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt, except for transfers in satisfaction of partial or total purchase money prepayments by a buyer in the ordinary course of Company’s business.

(3)	Company may use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on Company’s business.

(b) Company shall obtain, and at all times maintain, insurance upon its Inventory and Equipment in such form, written by such companies, in such amounts, for such period, and against such risks as may be reasonably acceptable to Bank, with provisions reasonably satisfactory to Bank for payment of all losses thereunder to Bank and Company as their interests may appear (loss payable endorsement in favor of Bank), and, if required by Bank, Company will deliver copies of the policies with Bank. Any such policies of insurance shall provide for no less than thirty (30) days’ prior written

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cancellation notice to Bank. Company shall promptly provide notice to the Bank of any loss or damage to the Collateral in excess of $ 25,000.00. Company shall use any sums payable under the insurance polices for loss or damage to the Collateral for the purpose of replacing, repairing, or restoring the Collateral. Notwithstanding the foregoing, in the event that there is any loss or damage to the Collateral, upon written notice from Company to Bank, the Company will have the right to apply the proceeds of insurance to the restoration or repair of the Collateral only as long as:

•

at the time of such loss or damage and during the 60 day period described below there has neither occurred and is continuing any Event of Default or any Potential Default hereunder or under the Loan Agreement or the Promissory Note,

•	such repair or replacement is expected to be completed and is completed no more than 60 days from the date of loss or damage to the property, and

•

if the estimated cost of repair or replacement as determined by the Bank in its sole discretion will exceed $ 100,000.00, any insurance proceeds that are made available directly to the Company will be deposited in an escrow account with the Bank and made available to the Company in accordance with the Bank’s customary disbursement procedures.

Company hereby assigns to Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason and directs the insurers to pay Bank any amount so due if the Bank advises the insurer that there has occurred and is continuing any Event of Default or Potential Default hereunder. Bank, or Bank’s designated agent, is hereby constituted and appointed Company’s attorney-in-fact, effective upon the occurrence and during the continuance of an Event of Default or Potential Default hereunder or under the Loan Agreement or the Promissory Note (either in the name of Company or in the name of the Bank) to make adjustments of all insurance losses, sign all applications, receipts, releases, and other papers necessary for the collection of any such loss, and any return of unearned premium, execute proof of loss, make settlements, and endorse and collect all Instruments payable to Company or issued in connection therewith. Notwithstanding any action by Bank hereunder, Company hereby expressly assumes any and all risk of loss or damage to Company’s Inventory and Equipment to the extent of any and all deficiencies in the effective insurance coverage.

7.	EVENTS OF DEFAULT

Upon the occurrence and during the continuance of any one or more of the following Events of Default, any and all Obligations shall, at the option of Bank and notwithstanding any period of time permitted or allowed by any writing evidencing an Obligation, become immediately due and payable without notice, demand, protest, or presentment, all of which are hereby expressly waived by Company:

(a)	Subject to any applicable grace period, the occurrence of an event of default under the terms of the Loan Agreement, or

(b)	Subject to any applicable grace period, failure of Company to perform or observe any covenant or agreement contained in this Security Agreement or any representation or warranty made herein by Company is incorrect or misleading in any material respect when made.

8.	RIGHTS AND REMEDIES UPON EVENT OF DEFAULT

Upon the occurrence of any such Event of Default and at all times thereafter, Bank shall have the rights and remedies of a secured party under the California Uniform Commercial Code in addition to the rights and remedies provided elsewhere within the Security Agreement or in any other writing executed by Company. Bank may require Company to assemble the Collateral and make it available to Bank at a reasonably convenient place to be designated by Bank. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Bank will give Company reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall

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be met if such notice is mailed in accordance with Section 9(b) hereof, at least ten (10) days before the time of the public sale or the time after which any private sale or other intended disposition thereof is to be made. At any such public or private sale, Bank may purchase the Collateral. After deduction for Bank’s Related Expenses, the residue of any such sale shall be applied in satisfaction of the Obligations in such order of preference as Bank may determine. Any excess, to the extent permitted by law, shall be paid to Company, and Company shall remain liable for any deficiency.

9.	GENERAL

(a)	If any provisions of this Security Agreement, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Security Agreement, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be deemed to be effective or taken in the manner and to the full extent permitted by law.

(b)	Bank shall not be deemed to have waived any of Bank’s rights hereunder or under any other writing executed by Company unless such waiver is in writing and signed by Bank. No delay or omission on part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Bank’s rights and remedies, whether evidenced hereby or by any other writing shall be cumulative and may be exercised singularly or concurrently. Any written demands, written requests, or written notices to Company that Bank may elect to give shall be effective on first attempted delivery when deposited for delivery, postage prepaid, by U.S. mail, and addressed either, at Bank’s option, to (1) Company’s Headquarters set forth in Subsection 3(e) of the Security Agreement (as modified by any change therein which Company has supplied in writing to Bank) or (2) Company’s address at which Bank customarily communicates with Company. If at any time or times, by assignment or otherwise, Bank transfers any of the Obligations or any part of the Collateral to another person, such transfer shall carry with it Bank’s powers and rights under this Agreement with respect to the obligation or Collateral so transferred and the transferee shall have said powers and rights, whether or not they are specifically referred to in the transfer. To the extent that Bank retains any other of the Obligations or any part of the Collateral, Bank will continue to have the rights and powers herein set forth with respect thereto.

(c)	The laws of the State of California, without regard to principles of conflict of laws, shall govern the construction of the Security Agreement (including, without limitation, any terms not specifically defined in the Security Agreement that may be so specifically defined pursuant to the California Commercial Code, and including any amendments thereof or any substitution therefore) and the rights and duties of the parties hereto. Company agrees that Bank may make a photocopy of the Security Agreement in the ordinary course of business and such photocopy may be used in place of the original of the Security Agreement. A carbon, photographic or other reproduction of the Security Agreement may be used as a financing statement. The Security Agreement shall be binding upon and inure to the benefit of Company and Bank and their respective successors and assigns. The rights and powers herein given to the Bank are in addition to those otherwise created or existing in the same Collateral by virtue of other agreements or writings.

(d)	The term of the Security Agreement shall commence with the date hereof and shall continue until terminated by either Company or Bank. Company may terminate the Security Agreement by giving Bank not less than ten (10) days prior written notice thereof and by paying, performing, and observing all of the Obligations in full on or before such termination date.

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(e)	In the Security Agreement, unless the context otherwise requires, words in the singular number include the plural and words in the plural number include the singular.

(f)	Company hereby releases Bank from and agrees to indemnify and hold harmless Bank, and its officers, agents, and employees for any and all claims of Company or any other Person for damage or loss caused by any act or acts hereunder or in furtherance hereof whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact (except gross negligence or willful misconduct) on the part of Bank, or its officers, agents, and employees.

COMPANY, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK AND COMPANY ARISING OUT OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE SECURITY AGREEMENT, ANY AMENDMENT THERETO, OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED AND DELIVERED BY COMPANY TO BANK.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed on the day and year first above written.

COMPANY:		BANK:
DPAC TECHNOLOGIES CORP.		FIFTH THIRD BANK

By:	/s/ Steven D. Runkel	By:	/s/ Michael H. Babb
	Steve Runkel, Chief Executive Officer		Michael H. Babb, Vice President

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